Supplement Dated November 30, 2001
to the Quant Funds' Prospectus Dated August 1, 2001


Effective November 30, 2001, the Quant International
Equity Fund will be closed per the order of the Trustees.
All shares held on November 30, 2001 will be redeemed and mailed to the shareholder at his/her address of record.


(11/30/2001)